UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 9, 2003

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

The following are filed as Exhibits to this Report:

Exhibit No.                                                                                     Description of Exhibit

99.1                                                                                                                           Press release issued April 9, 2003.

99.2                                                                                                                           Transcript of conference call held April 9, 2003, with analysts, institutional investors and news media.

ITEM 9.   REGULATION FD DISCLOSURE (including Item 12, “Disclosure of Results of Operations and Financial Condition”).

Pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” the press release for Christopher & Banks Corporation issued on April 9, 2003, disclosing material nonpublic information regarding the registrant’s results of operations for the quarter and fiscal year ended March 1, 2003, and a transcript of the related conference call held April 9, 2003, with analysts, institutional investors and news media, is furnished herewith.

The press release issued April 9, 2003 and the related conference call transcript are filed as Exhibit Nos. 99.1 and 99.2, respectively, to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: April 9, 2003	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer